1 2008 Investor’s Meeting June 20, 2008 Exhibit 99.2

2 Gary Kohn Vice President Investor Relations

Safe Harbor
Safe Harbor
This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform
Act of 1995.  These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict.  Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-
looking statements.  Words such as “expects,” “intends,” “anticipates,” “believes,” “estimates,” “guides,” “provides guidance” and other similar expressions or future or conditional verbs such as “will,” “should,” “would” and “could” are intended to identify such forward-looking statements. Readers of this presentation by The Western Union Company (the “Company,” “Western Union,” “we,”
“our” or “us”) should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed under “Risk Factors” included within the Annual Report on Form 10-K for the year ended December 31, 2007.  The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement.
Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following:  changes in general economic conditions and economic conditions in the geographic regions and industries in which we operate; changes in immigration laws, patterns and other factors related to immigrants; technological changes, particularly with respect to e-commerce; the failure by us, our agents or subagents to comply with our business and technology standards and contract requirements or applicable laws and regulations, especially laws designed to prevent money laundering and terrorist financing; our ability to attract and retain qualified key employees and to successfully manage our workforce;
changes in foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers; adverse movements and volatility in debt and equity capital markets; political conditions and related actions by the United States and abroad which may adversely affect our businesses and economic conditions as a whole; failure to maintain sufficient amount or types of regulatory capital to meet the changing requirements of our various regulators worldwide; continued growth in the money transfer market and other markets in which we operate at rates approximating recent levels; implementation of agent contracts according to schedule; our ability to maintain our agent network and biller relationships under terms consistent or improved with those currently in place; interruptions of United States government relations with countries in which we have or are implementing material agent contracts; deterioration in consumers’ and clients’ confidence in our business, or in money transfer providers generally; successfully managing credit and fraud risks presented by our agents and consumers; adverse rating actions by credit rating agencies; liabilities and unanticipated developments resulting from litigation and regulatory investigations and similar matters, including costs, expenses, settlements and judgments; changes in United States or foreign laws, rules and regulations including the Internal Revenue Code, and governmental or judicial interpretations thereof; our ability to favorably resolve tax matters with the Internal Revenue Service and other tax jurisdictions; changes in industry standards affecting our business; changes in accounting standards, rules and interpretations; competing effectively in the money transfer industry with respect to global and niche or corridor money transfer providers, banks and other nonbank money transfer services providers, including telecommunications providers, card associations and card-based payments providers; our ability to grow our core businesses; our ability to develop and introduce new products, services and enhancements, and gain market acceptance of such products; our ability to protect our brands and our other intellectual property rights; successfully managing the potential both for patent protection and patent liability in the context of a rapidly developing legal framework for intellectual property protection; any material breach of security of or interruptions in any of our systems; mergers, acquisitions and integration of acquired businesses and technologies into our company and the realization of anticipated synergies from these acquisitions; adverse consequences from our spin-off from First Data Corporation, including resolution of certain ongoing matters; decisions to downsize, sell or close units, or to transition operating activities from one location to another or to third parties, particularly transitions from the United States to other countries; decisions to change the business mix;
cessation of various services provided to us by third-party vendors; catastrophic events; and management’s ability to identify and manage these and other risks.

Introduction – Executive Committee
Introduction – Executive Committee
Gail Galuppo
EVP and Chief Marketing Officer
Robin Heller
EVP, Operations and IT
Hikmet Ersek
EVP and Managing Director, Europe/Middle
East/Africa/South Asia
Royal Cole
EVP and General Manager, Payment Services
Guy Battista
EVP and President, Western Union Financial
Services
David Barnes
EVP, Strategic Development and Mergers and
Acquisitions
Liz Alicea-Velez
EVP, Latin America/Caribbean
Christina Gold
President and Chief Executive Officer
Scott Scheirman
EVP and Chief Financial Officer
Grover Wray
EVP, Human Resources
David Schlapbach
EVP, General Counsel and Secretary
Anne McCarthy
EVP, Corporate Affairs
Ian Marsh
EVP and Managing Director, Asia Pacific

Regional Vice Presidents
Regional Vice Presidents
• Patricia Riingen
Philippines & Indo China
• Andrew Ong
North Asia
• Anil Kapur
South Asia
• Odilon Almeida
South America
• J.C. Farah
Middle East, Pakistan & Afghanistan

6 Christina Gold President & CEO

7 Accomplishments Accomplishments • Successful spin-off from First Data • Solid financial results in light of difficult U.S. market • Strides on innovation • Cost structure improvement

Accomplishments
Accomplishments
• Stabilized domestic C2C business
• Future growth in U.S. from
– Investing in brand awareness
– Customer acquisition
– Gold Card
– Vigo domestic and mobile money transfers
– westernunion.com
• Outpacing market in Mexico
– Positive revenue growth in 2008

9 Worldwide Opportunity Worldwide Opportunity Existing worldwide boundaries are clearly fading, creating greater economic opportunities

Leading the Global Money
Transfer Marketplace
Leading the Global Money
Transfer Marketplace
• 345,000 agent locations
• Well-known brand
• Globally diverse revenue stream
• Scalable infrastructure
• Industry-leading compliance capabilities
• Solid financial position
Long-term EPS growth
objective: 15%-18%

4
Improve profitability
by leveraging scale,
reducing costs
and effectively
utilizing capital
Western Union Strategy
Western Union Strategy
4 key pillars for long-term growth
1
Accelerate profitable
growth in the
global cash money
transfer business
2
Expand
and globalize the C2B
payments business
3
Innovate new products
and services for our
target customers

Western Union Strategy
Western Union Strategy
• 2008 remittance market
estimated at $400 billion
and continues to grow 8%*
• Our remitted principal
consistently growing
at 20%
• Need for cash transfer
• Well positioned to attract
and retain customers
1
Accelerate profitable
growth in the
global cash money
transfer business
*Source: Aite

Western Union Strategy
Western Union Strategy
• Global migration trends are becoming more diverse
• Complex regulatory environment
• Customers’ needs are expanding
• Growing our core business means adapting to an
evolving money transfer industry

• Evolving our distribution network
– Network growth and maximization
– Enhancing the customer experience
– Improving economics of our agent relationships
Western Union Strategy
Western Union Strategy

15 • Open non-traditional distribution channels • Provide our service to on-line bank customers Western Union Strategy Western Union Strategy

• Expansion of our Vigo Brand
– Differentiated product offering
– More competitive to broader range of consumers
– Build out “send side” throughout Western Europe
Western Union Strategy
Western Union Strategy

17 • Consistent brand messaging – Building on the essence of our brand Western Union Strategy Western Union Strategy

Western Union Strategy
Western Union Strategy
• One of the biggest
long-term opportunities
• Primarily only in two
countries today
• Goal is to double
Payments revenue
• Growth to be organic
and from acquisitions
2
Expand
and globalize the C2B
payments business

19 • Real-time, bill payment posting • Immediate bill payment through existing on-line banking platforms • Potential to reach new customers Western Union Strategy Western Union Strategy

20 • Enabling convenient payment options Western Union Strategy Western Union Strategy

21 • Expansion beyond traditional U.S. core – Build on successful Pago Fácil acquisition – Match our resources to needs of consumers and billers Western Union Strategy Western Union Strategy

22 • Introduce Vigo bill payment offerings • Extend Vigo brand to new C2B customer • Vigo can sit “side-by-side” with competitors Western Union Strategy Western Union Strategy

Western Union Strategy
Western Union Strategy
• Dedicated resources to
capture the opportunity
• Well positioned to
identify industry trends
• Leading innovation
• Attract new customers
and sell more to
existing customers
3
Innovate new products
and services for our
target customers

24 • Mobile money transfer • Conducting active market tests Western Union Strategy Western Union Strategy

25 • Micro lending – Example: PrimeCredit in Hong Kong Western Union Strategy Western Union Strategy

Western Union Strategy
Western Union Strategy
• Expand margins and
improve profitability
• Leverage scale
• Reduce expenses
4
Improve profitability
by leveraging scale,
reducing costs
and effectively
utilizing capital

• Efforts to expand margins
– Operating center closings and relocations
– Renegotiating agent commissions
• Relationship stability with “win/win” agreements
Western Union Strategy
Western Union Strategy

28 2002 • South America was a $200M revenue business – Predominantly inbound from the U.S. – No meaningful bill payment revenue Case Study – South America Case Study – South America

2002
• South America was a $200M revenue business
– Predominantly inbound from the U.S.
– No meaningful bill payment revenue
2007
• Doubled revenue since 2002
Case Study – South America
Case Study – South America

Case Study – South America
Case Study – South America
• Inbound revenue from the U.S. grew modestly
• Inbound revenue from countries other
than the U.S. doubled
– Location additions
– Targeted South American marketing campaigns

31 • South America outbound revenue doubled • Intra-country money transfer revenue up 20x Case Study – South America Case Study – South America

32 Case Study – South America Case Study – South America • Acquisition of Pago Fácil made us the bill payment leader in Argentina – More than 5,000 locations countrywide

Case Study – South America
Case Study – South America
Today
• Operating margin improved 500 basis points
• South America is a diversified $400M inbound,
outbound, intra and bill payment marketplace
• First quarter 2008 revenue grew 21%

34 Summary Summary • Execution of our growth strategy will result in business that is… – Larger – Diversified – Profitable – Customer focused

35 Hikmet Ersek Executive Vice President & Managing Director Europe, Middle East, Africa, South Asia

36 • External factors • Internal capabilities • Growing the business while expanding margins Opportunities for Growth Opportunities for Growth

Opportunities for Growth
Opportunities for Growth
External factors
• Remittances more stable than private capital flows*
• Favorable migration patterns and economic trends
• Cash is needed at both ends of the transaction
*Source: Migration Policy Institute

38 Opportunities for Growth Opportunities for Growth Internal factors • Monitor 15,000 corridors • Global view • Most extensive remittance network

Opportunities for Growth
Opportunities for Growth
Growing the business while expanding margins
• Our proven formula for growth
– Recognizing money transfer corridors
– Building agent network
– Invest to raise brand awareness
• C2C is our fastest-growing business
• More than half of our total revenue today non-U.S.
originated and grew 23% in 2007

Opportunities for Growth
Opportunities for Growth
Growing the business while expanding margins
• Outbound growth
– By offering services to individuals who have relocated to
new markets with strengthening economies
• Russia

41 Opportunities for Growth Opportunities for Growth Growing the business while expanding margins • Intra growth • Alternative distribution channels • westernunion.com

Opportunities for Growth
Opportunities for Growth
Growing the business while expanding margins
• Vigo test in Italy
– Attracts new customer
– “Side-by-side” offering with competitors
• Expansion plans for Europe

Opportunities for Growth
Opportunities for Growth
Growing the business while expanding margins
• Agent commission rates
– Lower rates for new agents
– Renegotiate rates with existing agents
– “Win / Win” agreements

Opportunities for Growth
Opportunities for Growth
Case Study – Philippines, India and China (PIC)
• Represents a $70B market*
• Approximately 20% of global remittances
• 2002-2007 revenue CAGR of 47%
• Margins expanded to 24% in 2007 from 2% in 2002
• 85,000 agent locations
• High brand awareness
*Source: World Bank

Opportunities for Growth
Opportunities for Growth
Case Study
• India has explosive growth potential
– World’s largest receive market
– Remittances estimated to be $27B in 2007, nearly doubled
since 2002*
*Source: World Bank

Opportunities for Growth
Opportunities for Growth
Case Study
• Western Union is positioned to be the growth
leader in India
– More than 50,000 agent locations
– 80% brand awareness
– 50 employees working in 8 offices
– Innovation potential - mobile

Opportunities for Growth
Opportunities for Growth
India has robust growth potential
• From 2002-2007, revenue grew at a compound
annual rate of 46%
• Operating margin widened to 25% in 2007,
up from 11% in 2002

48 Accelerate profitable growth in C2C Aligning Our Resources Aligning Our Resources • Western Union brand • Extensive network • Innovation • Expertise

49 Royal Cole Executive Vice President & General Manager Payment Services

C2B – Payments Business
C2B – Payments Business
• Overview
– Represents $720M revenue (15% of our total revenue)
– Revenue primarily from U.S. and Argentina
– Goal is to double C2B revenue in the next 5 years
• Organic growth
• Acquisitions

51 Payments Growth Strategy Payments Growth Strategy 1) Expanding Our Product Offerings – Using our core assets to meet the evolving consumer and client demands 2) Active Global Expansion

Payments Growth Strategy
Payments Growth Strategy
1) Expanding Our Product Offerings
• Building On Our Strengths
– 6,100 biller relationships
– Cash and electronic payments
• Real-time payment posting capabilities
• Numerous payment options
– Global brand, distribution network and expertise

53 Payments Growth Strategy Payments Growth Strategy 1) Expanding Our Product Offerings • Premium delivery for immediate payments • Payment posting in real time • New revenue stream

Payments Growth Strategy
Payments Growth Strategy
1) Expanding Our Product Offerings
Google
• Payments to AdSense publishers
in 10 countries
• Additional countries and offerings
Global Business Payments
• Payment options for small business

Payments Growth Strategy
Payments Growth Strategy
1) Expanding Our Product Offerings
Vigo
• Cross-sell opportunity by
making bill payment service
available to Vigo customers
• Will also be available in
competitive locations

56 Payments Growth Strategy Payments Growth Strategy 2) Active Global Expansion • Global reach • Agent network • Operating platform We have a competitive edge

Payments Growth Strategy
Payments Growth Strategy
2) Active Global Expansion
Pago Fácil
• Largest processor of public services
cash payments in Argentina
• Connects 1,800 billers to more than
8 million users per month
• More than 5,000 locations
• Bill payment revenue is 1.5 times C2C

Payments Growth Strategy
Payments Growth Strategy
2) Active Global Expansion
• Brand, network, infrastructure and experience
– Peru in third quarter
– Panama to follow
– Brazil opportunity
– Pursuing opportunities in Europe, South Asia
and Asia Pacific

59 Summary Summary Payments Growth Plan is Ambitious and Realistic • Leverage our unique capabilities • Expand globally • Evolve our products Expand and globalize C2B payments business

60 Gail Galuppo Executive Vice President & Chief Marketing Officer

61 Our Brand is Our Most Powerful Asset Our Brand is Our Most Powerful Asset A trusted brand for more than 150 years People around the world have an emotional connection to the brand

62 Our Brand Our Brand Affinity Trust Knowledge

63 Our Brand Our Brand Western Union is a financial lifeline…

64 Our Brand Our Brand • Top-of-mind awareness exceeds 80% in many markets • Emotional commitment builds loyalty • Customer loyalty drives long-term growth

Our Rich Data is
a Competitive Advantage
Our Rich Data is
a Competitive Advantage
Gold Card and Loyalty Programs
• Customers save time and money
• Efficient customer service
• Customer satisfaction
• Valuable database

66 New Brand Campaign New Brand Campaign Coming Q4 2008

Mobile Money Transfer
Addresses Customer Needs
Mobile Money Transfer
Addresses Customer Needs
• The mobile phone is the ideal device
to move cash quickly…
– 3.3 billion people have cell phones*
– New channel, new customers
*Source: Wireless Intelligence

68 Unprecedented Access Through Partnerships Unprecedented Access Through Partnerships Moving currency around the world through mobile devices

69 Summary Summary • Strong brand • Loyal customers • Innovation pipeline

70 Scott Scheirman Executive Vice President & Chief Financial Officer

Long-Term Financial Drivers
Long-Term Financial Drivers
• Strong revenue growth performance
• Solid margins today and opportunities to expand
• Large cash balances, solid credit ratings,
ample liquidity
• Superior cash flow for growth and shareholder return
Creating long-term
shareholder value

$2.7
Strong Revenue Growth Performance
Strong Revenue Growth Performance
• Huge market
opportunity
• Proven strategies
• Powerful brand
• Unmatched distribution
network
Positioned well
for global growth
2002
2007
12%
CAGR
In Billions
$4.9

Operating Income Margin Challenges
Operating Income Margin Challenges
• Business mix shift
– C2C geographic shift
– C2B product shift
• Acquisitions
• Public company expenses
Implemented initiatives
to expand margins

Operating Income
Margin Expansion Initiatives
Operating Income
Margin Expansion Initiatives
• Leverage global scale
• Reduce distribution costs
• Reduce operating expenses
• Optimize global investments
Long-term objective:
margin expansion
2009 up to 50 basis points
expansion

Leverage Global Scale
Leverage Global Scale
• Global infrastructure established
– Invested ahead of growth
– Scale we can leverage
– Generating margin expansion
• Leveraging Vigo worldwide
– International expansion
– Expand product offerings
Global scale provides margin
expansion opportunities

76 Reduce Distribution Costs Reduce Distribution Costs • Leverage brand to reduce distribution costs • Sign new agents at more favorable commission rates Minimize impact of C2C geographic mix shift

Reduce Operating Expenses
Reduce Operating Expenses
• Expense reduction programs in place
– Approximately $35 million in annual savings
• Continue expense reduction programs
• Long-term operating structure and expense objectives
Continue programs to
reduce operating
expenses

Optimize Global Investments
Optimize Global Investments
• Prioritized with a global perspective
• Disciplined approach in investment decisions
• Fund growth and drive innovation
Maximize return
on investments

Reported View
65%
11%
15%
2%
7%
Globally Diversified Business
Globally Diversified Business
Percent of 2007 Revenue
International
Mexico
C2B
Other
Domestic
Regional View
6%
2%
15%
40%
37%
Americas
Asia Pacific
C2B
Other
Europe, Middle East,
Africa & South Asia

Consumer-to-Consumer
Consumer-to-Consumer
• Strong revenue
growth driven by
international business
• Margin impacted
by business mix,
Vigo and public
company expenses
• Objective
is to expand
margins annually
$4,093
$2,075
2002
2007
15%
CAGR
Revenue
in Millions
26%
27%
2002 2007
Operating
Income Margin

Americas
Americas
• Challenging
immigration and
economic environment
• Vigo acquisition
drove revenue growth
at lower margins
• Objective is to
improve revenue and
margin trends
$1,792
$1,273
2002 2007
7%
CAGR
28%
33%
2002 2007
Revenue
in Millions
Operating
Income Margin

Europe, Middle East, Africa, South Asia
Europe, Middle East, Africa, South Asia
• Strong revenue growth
driven by distribution
and corridor expansion
• Leveraging scale
and brand
• Objective is to
expand margins
$750
2002 2007
22%
CAGR
26%
19%
2002 2007
Revenue
in Millions
Operating
Income Margin
$1,986

Asia Pacific
Asia Pacific
• Strong revenue growth
driven by network and
corridor expansion
• Invest ahead of growth
in brand and operations
• Leveraging scale
and brand
• Objective is to replicate
EMEA / SA margin
expansion
$315
$53
2002 2007
43%
CAGR
20%
1%
2002 2007
Revenue
in Millions
Operating
Income Margin

84 Regional View Key Takeaways Regional View Key Takeaways • Geographically balanced business • Improving international margins • Investing ahead of growth – Margin expands as business scales

Financial Strength
Financial Strength
• Cash $1.9 billion as of March 31
• “A -” credit rating
• Excellent liquidity
– $1.5 billion credit line
– Modest working capital needs
• Disciplined risk management
Significant financial
strength and flexibility

Invest for growth and return
cash to shareholders
Superior Cash Flow
Superior Cash Flow
• Strong and
consistent cash flows
• Investment flexibility
$1.2
$0.6
$1.1
2002 2007
In Billions
2008 E
13%
CAGR
Cash Flow from Operations

Tax Rate Reduction
Tax Rate Reduction
• International tax rates
are significantly below
the U.S. rate of 38%
• More international
profit means lower
overall tax rate
Expected lower tax rate =
real cash benefit
29%
34%
30%
2003 2007 2008 E
Effective Tax Rate

Cash Priorities
Cash Priorities
• Invest in business
– Expected 2008 Cap Ex less than $200 million
• Acquire companies
– Use cash flows and cash on balance sheet
• Return value to shareholders
– Stock buyback
– Dividends
Fund growth + return value
to shareholders

Return Value to Shareholders
Return Value to Shareholders
• $1.3 billion
repurchased since
becoming public
• Board authorized
additional $1 billion
stock buyback
• $1.7 billion available
for stock buyback
Objective in 2008 and 2009:
return > 100% of net income to shareholders
2007 2008 E 2009 E
88%
> 100%
> 100%
Stock Buyback and Cash Dividends
as a Percent of Net Income

2008 Financial Guidance
2008 Financial Guidance
• Revenue growth 9% to 11%
• Non-GAAP EPS $1.25 to $1.29
– Excluding $0.07 of restructuring expenses
and including $0.01 in cost savings
• GAAP EPS: $1.18 to $1.22
– Includes $80 million in restructuring expenses
Likely to be closer to the higher
end of guidance
See appendix for a reconciliation of non-GAAP to GAAP measures.

91 Summary Summary • Robust revenue growth performance • Financial strength • Superior cash flow • Commitment to expand margin Creating long-term shareholder value

92 2008 Investor’s Meeting June 20, 2008

Right Company, Right Time
Right Company, Right Time
• Execution of our growth strategy will drive
long-term results
• Continue our leadership position and drive financial
objectives
• Long-term financial objectives
– Revenue growth of 10% to 12%
– EPS growth of 15% to 18%

Leading the Global Money
Transfer Marketplace
Leading the Global Money
Transfer Marketplace
• 345,000 agent locations
• Well-known brand
• Globally diverse revenue stream
• Scalable infrastructure
• Industry-leading compliance capabilities
• Solid financial position
Long-term EPS growth
objective: 15%-18%

95 Appendix June 20, 2008

The financial information for the periods presented prior to September 29, 2006 are presented on a combined basis and represent those entities that were ultimately transferred to The Western Union Company ("Western Union")
as part of its spin-off from First Data Corporation ("First Data") and does not reflect what our consolidated financial position, results of operations or cash flows would have been as a stand-alone company during the periods presented. These historical statements of income prior to September 29,
2006 include expense allocations for certain corporate functions historically provided to Western Union by First Data, including treasury, tax, accounting and reporting, mergers and acquisitions, risk management, legal, internal audit, procurement, human resources, investor relations and information technology. If possible, these allocations were made on a specific identification basis. Otherwise, the expenses related to services provided to Western Union by First Data were allocated to Western Union based on the relative percentages, as compared to First Data’s other businesses, of headcount or other appropriate methods depending on the nature of each item of cost to be allocated. The costs historically allocated to us by First Data for these services it has provided us were lower than the costs we incurred to obtain these services following the spin-off.
Presentation
Presentation

Reconciliation of Non-GAAP
Measures
Reconciliation of Non-GAAP
Measures
Western Union's management has presented 2008 earnings per share guidance, excluding restructuring and related expenses.  Western Union's management believes this non-GAAP measure provides meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because it provides consistency and comparability to prior periods.
A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure.  A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business. Users of the financial statements are encouraged to review our financial statements and publicly-
filed reports in their entirety and not to rely on any single financial measure.  A reconciliation of the non-GAAP measure to the most directly comparable GAAP financial measure is included on the following slide:

Reconciliation of Non-GAAP
Measures (continued)
Reconciliation of Non-GAAP
Measures (continued)
(a) Projected 2008 restructuring and related expenses of $79 million relate to severance, outplacement and other employee related benefits; facility closure and migration of our IT infrastructure; other expenses related to relocation of various operations to existing Company facilities and third party providers, including hiring, training, relocation, travel, and professional fees; and increased security costs at the facilities being closed.  Also, included in the facility closure expenses are non-cash expenses related to fixed asset and leasehold improvement write-offs and acceleration of depreciation and amortization.  For purposes of calculating the "Adjusted 2008 EPS guidance, excluding estimated restructuring and related expenses,"
the EPS impact of $0.07 is net of an estimated income tax benefit of $30 million.
$  1.29 $  1.25
Adjusted 2008 EPS Guidance, excluding estimated
restructuring and related expenses
0.07 0.07
Estimated restructuring and related expenses,
net of income tax benefit (a)
Adjustment:
$  1.22 $  1.18 2008 EPS Guidance GAAP basis
Range
EPS Guidance

Reported View Regional View
6%
2%
15%
40%
37%
65%
11%
15%
2%
7%
Globally Diversified Business
Globally Diversified Business
Percent of 2007 Revenue
International
(2002: 49%)
Mexico
(2002: 6%)
C2B
(2002: 20%)
Other
(2002: 5%)
Domestic
(2002: 20%)
Americas
(2002: 46%)
Asia Pacific
(2002: 2%)
C2B
(2002: 20%)
Other
(2002: 5%)
Europe, Middle East,
Africa & South Asia
(2002: 27%)